UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  September 11, 2012

Frontier Communications Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600
(Registrant’s telephone number, including area code)

_________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As disclosed in its Current Report on Form 8-K filed on September 14, 2010 (the “September 14, 2010 8-K”), Frontier Communications Corporation (the “Company”) agreed to obtain a letter of credit to satisfy certain of its capital investment commitments in West Virginia in connection with its July 1, 2010 acquisition of wireline operations from Verizon Communications.  In furtherance of this agreement, on September 8, 2010, the Company entered into an unsecured letter of credit facility, the terms of which were set forth in a Credit Agreement, dated as of September 8, 2010, among the Company, the Lenders party thereto, and Deutsche Bank AG, New York Branch (the “Bank”), as Administrative Agent and Issuing Bank (the “Credit Agreement”).  The Credit Agreement was filed as Exhibit 4.1 to the September 14, 2010 8-K.  An initial letter of credit for $190 million was issued under the Credit Agreement and expired on September 20, 2011.  Pursuant to the terms of the Credit Agreement, the Bank exercised its option to extend up to $100 million of the commitments to September 20, 2012.

On September 11, 2012, the Company entered into an amendment to the Credit Agreement (the “Amendment”) to extend $40 million of the commitments to September 20, 2013.  Two letters of credit, one for $20 million expiring March 2013 and the other for $20 million expiring September 2013, are expected to be issued shortly.

The declining amounts of the letters of credit since September 2010 reflect the Company’s spending against its capital investment commitments in West Virginia.

The Company is required to pay an annual facility fee on the available commitment, regardless of usage.  The covenants binding on the Company under the terms of the Amendment are substantially similar to those in the Company’s other credit facilities, including limitations on liens, substantial asset sales and mergers, subject to customary exceptions and thresholds.

This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

4.1
Amendment, dated September 11, 2012, to the Credit Agreement, dated as of September 8, 2010, among the Company, the Lenders party thereto, and Deutsche Bank AG, New York Branch, as Administrative Agent and Issuing Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: September 12, 2012	By:/s/ Susana D’Emic
Susana D’Emic
Senior Vice President and Controller